                                                                  EXHIBIT (a)(2)

                             Letter of Transmittal

                       To Tender Shares of Common Stock

                    and Shares of Series A Preferred Stock

                                      of
                              Moore Products Co.

                       Pursuant to the Offer to Purchase

                            Dated January 21, 2000

                                      by

                           Malibu Acquisition Corp.

                         a wholly owned subsidiary of

                       Siemens Energy & Automation, Inc.

                    an indirect wholly owned subsidiary of

                          Siemens Aktiengesellschaft

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
         ON THURSDAY, FEBRUARY 17, 2000, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                   ChaseMellon Shareholder Services, L.L.C.

   By Registered Mail:        By Hand Delivery:        By Overnight Courier:



Reorganization Department Reorganization Department  Reorganization Department
   Post Office Box 3301          120 Broadway            85 Challenger Road
   South Hackensack, NJ           13th Floor              Mail Stop-Reorg
          07606               New York, NY 10271     Ridgefield Park, NJ 07660

                          By Facsimile Transmission:

                                (201) 296-4293
                       (for eligible institutions only)

                     Confirm Facsimile by Telephone Only:

                                (201) 296-4860

  Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

  You must sign this Letter of Transmittal in the appropriate space therefor provided below and complete the Substitute Form W-9 set forth below.

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by securityholders of Moore Products Co. if certificates for Securities (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of shares of Common Stock is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase). Holders who deliver shares of Common Stock by book-entry transfer are referred to herein as "Book-Entry Securityholders" and other securityholders who deliver Securities are referred to herein as "Certificate Securityholders."

  Securityholders whose certificates for Securities are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Securities and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Securities pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF TENDERED SHARES OF COMMON STOCK ARE BEING DELIVERED BY BOOK-
   ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES OF COMMON STOCK BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution_______________________________________________

  Account Number______________________________________________________________

  Transaction Code Number_____________________________________________________

[_]CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Owner(s)______________________________________________

  Window Ticket Number (if any)_______________________________________________

  Date of Execution of Notice of Guaranteed Delivery__________________________

  Name of Institution that Guaranteed Delivery________________________________

  If delivered by Book-Entry Transfer, check box: [_]

  Account Number______________________________________________________________

  Transaction Code Number_____________________________________________________

                      DESCRIPTION OF SECURITIES TENDERED
       Securities Tendered (Attach additional signed list if necessary)
-------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in, if blank,                        Number of
    exactly as name(s)                           Securities          Number
       appear(s) on            Certificate     Represented by     of Securities
     Certificate(s))          Number(s)(1)    Certificate(s)(1)    Tendered(2)
-------------------------------------------------------------------------------

                            ---------------------------------------------------

                            ---------------------------------------------------

                            ---------------------------------------------------

                            ---------------------------------------------------

                            ---------------------------------------------------

                            Total Securities

-------------------------------------------------------------------------------
 (1) NEED NOT BE COMPLETED BY BOOK-ENTRY SECURITYHOLDERS.
 (2) UNLESS OTHERWISE INDICATED, ALL SECURITIES REPRESENTED BY SHARE CERTIFICATES DELIVERED TO THE DEPOSITARY WILL BE DEEMED TO HAVE BEEN TENDERED. SEE INSTRUCTION 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                   PLEASE READ THE INSTRUCTIONS SET FORTH IN
                     THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Malibu Acquisition Corp., a Pennsylvania corporation ("Purchaser") and a wholly owned subsidiary of Siemens Energy & Automation, Inc. ("Parent"), a Delaware corporation and an indirect wholly owned subsidiary of Siemens Aktiengesellschaft, a corporation formed under the laws of the Federal Republic of Germany ("Siemens AG"), the above-described shares of common stock, par value $1.00 per share (the "Common Stock"), of Moore Products Co., a Pennsylvania corporation (the "Company"), and the above described shares of Series A preferred stock, par value $1.00 per share (the "Preferred Stock" and, together with the Common Stock, the "Securities") of the Company, pursuant to Purchaser's offer to purchase all outstanding shares of Common Stock at a price of $54.71 per share of Common Stock, net to the Seller in cash, without interest thereon (the "Common Stock Price"), and all outstanding shares of Preferred Stock at a price of $21.88 per share of Preferred Stock, net to the seller in cash, without interest thereon (the "Preferred Stock Price") upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 21, 2000, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Securities tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering securityholders to receive payment for Securities validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

  The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of January 16, 2000 (the "Merger Agreement"), by and among Parent, Purchaser and the Company.

  Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of the Securities tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Securities that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of Common Stock or shares of Preferred Stock or other securities issued or issuable in respect thereof on or after January 16, 2000 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Securities (and any and all Distributions), or transfer ownership of such Securities (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Securities (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities (and any and all Distributions), all in accordance with the terms of the Offer.

  By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Thomas J Malott, Gary K. Gabriel and Michael S. Williamson in their respective capacities as officers of Purchaser, and any individual who shall thereafter succeed to any such offices of Purchaser, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company's securityholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Securities (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Securities for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Securities in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Securities (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Securities, Purchaser must be able to exercise full voting, consent and other rights with respect to such Securities (and any and all Distributions), including voting at any meeting of the Company's securityholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby and all Distributions, that the undersigned owns the Securities tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Securities complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Securities tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Securities tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that shares of Common Stock tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after March 20, 2000, subject to the withdrawal rights set forth in Section 4 of the Offer to Purchase.

  The undersigned understands that the valid tender of Securities pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Securities tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Securities purchased and/or return any certificates for Securities not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Securities Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Securities purchased and/or return any certificates for Securities not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Securities Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Securities purchased and/or return any certificates evidencing Securities not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any shares of Common Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Securities from the name of the registered holder thereof if Purchaser does not accept for payment any of the Securities so tendered.

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SECURITIES THAT YOU OWN
   HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

  NUMBER OF SHARES OF COMMON STOCK REPRESENTED BY LOST, DESTROYED OR STOLEN
  CERTIFICATES:

  NUMBER OF SHARES OF PREFERRED STOCK REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES:


 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)             (See Instructions 1, 5, 6 and 7)

 To be completed ONLY if the check         To be completed ONLY if certifi-
 for the purchase price of Securi-         cates for Securities not tendered
 ties accepted for payment is to           or not accepted for payment
 be issued in the name of someone          and/or the check for the purchase
 other than the undersigned, if            price of Securities accepted for
 certificates for Securities not           payment is to be sent to someone
 tendered or not accepted for pay-         other than the undersigned or to
 ment are to be issued in the name         the undersigned at an address
 of someone other than the under-          other than that shown under "De-
 signed or if shares of Common             scription of Securities Ten-
 Stock tendered hereby and deliv-          dered." Mail check and/or stock
 ered by book-entry transfer that          certificates to:
 are not accepted for payment are
 to be returned by credit to an            Mail check and/or stock certifi-
 account maintained at a Book-En-          cates to:
 try Transfer Facility other than
 the account indicated above.              Name______________________________
                                                     (Please Print)
 Issue check and/or stock certifi-
 cate(s) to:                               Address __________________________
                                                       (Zip Code)
 Name _____________________________        __________________________________
           (Please Print)                     (Taxpayer Identification or
                                                Social Security Number)
 Address __________________________            (See Substitute Form W-9)
             (Zip Code)

 __________________________________
    (Taxpayer Identification or
      Social Security Number)
     (See Substitute Form W-9)

 [_] Credit shares of Common
     Stock delivered by book-
     entry transfer and not
     purchased to the Book-Entry
     Transfer Facility account.

 Account number ___________________

                                   IMPORTANT

                                   SIGN HERE

                      (Complete Substitute Form W-9 below)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

 Name(s) ____________________________________________________________________

 Name of Firm _______________________________________________________________
                                 (Please Print)

 Capacity (full title) ______________________________________________________
                              (See Instruction 5)

 Address ____________________________________________________________________

 ----------------------------------------------------------------------------
                                                            (Zip Code)

 Area Code and Telephone Number _____________________________________________

 Taxpayer Identification or Social Security Number __________________________
                                                 (See Substitute Form W-9)

 Dated        , 2000

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)

                           (See Instructions 1 and 5)

 FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
 BELOW.

 Authorized signature(s) ____________________________________________________

 Name(s) ____________________________________________________________________

 ----------------------------------------------------------------------------

 Name of Firm _______________________________________________________________
                                 (Please Print)

 Address ____________________________________________________________________

 ----------------------------------------------------------------------------
                                                            (Zip Code)

 Area Code and Telephone Number _____________________________________________

 Dated:        , 2000

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Securities) of Securities tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Securities are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Securities; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by securityholders of the Company either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares of Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and in
Section 3 of the Offer to Purchase. For a securityholder validly to tender Securities pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of shares of Common Stock) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Securities must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) shares of Common Stock must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering securityholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

  Securityholders whose certificates for Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Securities by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

  Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Securities, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Securities), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market is open for business.

  The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the shares of Common Stock, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Securities tendered hereby.

  The method of delivery of the Securities, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering securityholder. The Securities will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Securities will be purchased. All tendering securityholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Securities for payment.

  3. Inadequate Space. If the space provided herein under "Description of Securities Tendered" is inadequate, the number of Securities tendered and the certificate numbers with respect to such Securities should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not applicable to securityholders who tender by book-entry transfer). If fewer than all the Securities evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Securities that are to be tendered in the box entitled "Number of Securities Tendered." In any such case, new certificate(s) for the remainder of the Securities that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Securities represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures On Letter Of Transmittal; Stock Powers And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Securities tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Securities listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Securities not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Securities evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Securities to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Securities purchased is to be made to, or if certificates for Securities not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Securities purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Securities tendered hereby.

  7. Special Payment And Delivery Instructions. If a check for the purchase price of any Securities accepted for payment is to be issued in the name of, and/or certificates for Securities not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any securityholder(s) delivering shares of Common Stock by book-entry transfer may request that shares of Common Stock not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such securityholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such shares of Common Stock not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such shares of Common Stock were delivered.

  8. Requests For Assistance Or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Dealer Manager at the addresses and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

  9. Waiver Of Conditions. Subject to the Merger Agreement, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Securities tendered.

  10. Backup Withholding. In order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer, a securityholder surrendering Securities in the Offer must, unless an exemption applies, provide the Depositary with such securityholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the securityholder upon filing an income tax return.

  The securityholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Securities. If the Securities are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  If the tendering securityholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such securityholder should write "Applied For" in the space provided for the TIN in
Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the securityholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such securityholder if a TIN is provided to the Depositary within 60 days.

  Certain securityholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign securityholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  11. Lost, Destroyed Or Stolen Certificates. If any certificate(s) representing Securities has been lost, destroyed or stolen, the securityholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Securities lost. The securityholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SECURITIES MUST BE RECEIVED BY THE DEPOSITARY OR SECURITIES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SECURITYHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

  Under Federal income tax law, a securityholder whose tendered Securities are accepted for payment is required to provide the Depositary (as payer) with such securityholder's correct taxpayer identification number on Substitute Form W-9 below. If such securityholder is an individual, the taxpayer identification number is his social security number. If the Depositary is not provided with the correct taxpayer identification number, the securityholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such securityholder with respect to Securities purchased pursuant to the Offer may be subject to backup withholding.

  Certain securityholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that securityholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt securityholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the securityholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a securityholder with respect to Securities purchased pursuant to the Offer, the securityholder is required to notify the Depositary of such securityholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such securityholder is awaiting a taxpayer identification number).

What Number to Give the Depositary

  The securityholder is required to give the Depositary the social security number or employer identification number of the record owner of the Securities. If the Securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering securityholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such securityholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the securityholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such securityholder if a TIN is provided to the Depositary within 60 days.

     PAYER'S NAME: ChaseMellon Shareholder Services, L.L.C., as Depositary

                        Part I--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT THE RIGHT    TIN: _________________
SUBSTITUTE              AND CERTIFY BY SIGNING AND     Social Security Number
Form W-9                DATING BELOW.                            or
                                                       Employer Identification
                                                               Number
Department of the        Part II--For Payees exempt from backup withholding,
Treasury                 see the enclosed Guidelines for Certification of
                         Taxpayer Identification Number on Substitute Form W-9
                         and complete as instructed therein.
                        --------------------------------------------------------
Internal Revenue         Certification--Under penalties of perjury, I certify
Service                  that the number shown on this form is my correct TIN
                         (or I am waiting for a number to be issued to me).

Payer's Request for
Taxpayer
Identification Number
(TIN) and
Certification
                       --------------------------------------------------------

                        SIGNATURE: _______________________  Date: ______, 2000


Certification Instructions--See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for the appropriate TIN and signature for the certification. Persons awaiting a taxpayer identification number should complete the additional certification described below. Foreign persons claiming exemption from these requirements should consult the Depositary regarding proper establishment of the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

 SIGNATURE: ______________________________________   Date: _____________, 2000

                    The Information Agent for the Offer is:

                  [GEORGESON SHAREHOLDER COMMUNICATIONS INC.]

                                17 State Street
                            New York, New York 10004
                          Call Collect (212) 440-9800
                         Call Toll Free (800) 223-2064

                      The Dealer Manager for the Offer is:

                              Goldman, Sachs & Co.

                                85 Broad Street
                            New York, New York 10004
                          Call Collect (212) 902-1000
                         Call Toll Free (800) 323-5678